UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 July  2,  2003
                            ----------------------
                        (Date of earliest event reported)


                             COASTAL BANCORP, INC.
                             ---------------------
              (Exact name of registrant as specified in its charter)

     TEXAS                    0-24526                    76-0428727
     -----                    -------                    ----------
(State or other       (Commission file number)         (IRS  Employer
 jurisdiction of                                     Identification  No.)
 incorporation)


5718  WESTHEIMER,  SUITE 600, HOUSTON, TEXAS                         77057
--------------------------------------------               ---------------------
(Address  of  principal  executive  offices)                      (Zip Code)

                                 (713) 435-5000
                              ---------------------
               (Registrant's telephone number, including area code)


                                  Not Applicable
                              ---------------------
    (Former name, former address and former fiscal year, if changed since last report)

ITEM  5.     Other  Events  and  Required  FD  Disclosure.
             ---------------------------------------------

     On July 2, 2003, Coastal Bancorp, Inc. issued a press release stating that it would redeem all 1,100,000 shares of its 9.12% Series A Cumulative Preferred Stock on July 31, 2003 from stockholders of record on July 31, 2003 at the redemption price of $25.19633, per share, representing the redemption price plus an amount equal to accrued but unpaid dividends (whether or not earned or declared) thereon, from the dividend date next preceding the redemption date (June 30, 2003) to but excluding the redemption date, without interest.

     Coastal Bancorp, Inc. owns, through its wholly-owned subsidiary, Coastal Banc Holding Company, Inc., 100 percent of the voting stock of Coastal Banc ssb, a Texas-chartered FDIC insured, state savings bank headquartered in Houston. Coast Banc ssb currently operates 44 branch offices in metropolitan Houston, Austin, Corpus Christi, the Rio Grande Valley and small cities in the southeast quadrant of Texas.

ITEM  7.     Financial Statements, Pro Forma Financial Information and Exhibits.
             ------------------------------------------------------------------

          (c)     The  following  exhibit  is  filed  herewith:

Exhibit  No.                                   Description
------------                                   -----------

99.1                                   Press  Release  dated  July  2,  2003.

                                        SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




Date:     July  3,  2003                    COASTAL  BANCORP,  INC.




                                          /s/  Catherine  N.  Wylie
                                          By:  Catherine  N.  Wylie
                                          Senior  Executive  Vice  President/
                                          Chief  Financial  Officer

                              COASTAL BANCORP, INC.




                                  EXHIBIT 99.1


               PRESS RELEASE OF THE REGISTRANT DATED JULY 2, 2003

                                 NEWS  RELEASE
                            FOR  IMMEDIATE  RELEASE

                COASTAL BANCORP, INC. ANNOUNCES REDEMPTION OF ITS
                    9.12% SERIES A CUMULATIVE PREFERRED STOCK


     Houston, Texas - July 2, 2003 - Coastal Bancorp, Inc., Houston, Texas, announced that it will redeem on July 31, 2003 all 1,100,000 shares of its 9.12% Series A Cumulative Preferred Stock (Nasdaq: CBSAO) from stockholders of record on July 31, 2003. The redemption price per share will be $25.19633.

The  Company

     At March 31, 2003, Coastal had total assets of approximately $2.5 billion, deposits of approximately $1.6 billion, 9.12% Series A Cumulative Preferred Stock of $27.5 million and common stockholders' equity of approximately $127.7 million.

     Coastal Bancorp, Inc. owns, through its wholly-owned subsidiary, Coastal Banc Holding Company, Inc., 100 percent of the voting stock of Coastal Banc ssb, a Texas-chartered FDIC insured, state savings bank headquartered in Houston. Coastal Banc ssb operates 44 branch offices in metropolitan Houston, Austin, Corpus Christi, the Rio Grande Valley and small cities in the southeast quadrant of Texas. You can visit our website at www.coastalbanc.com (which is not part
                                          -------------------
of  this  release).

Notice  under  the  Private  Securities  Litigation  Reform  Act  of  1995

     "Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: The statements contained in this release which are not historical facts contain forward looking statements with respect to plans, projections or future performance of the Company, the occurrence of which involve certain risks and uncertainties. Additional information concerning factors that could cause actual results to materially differ from those in the forward looking statements is contained in Coastal Bancorp Inc.'s Securities and Exchange Commission filings. Investors are cautioned that any such forward looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected in the forward looking statements. Furthermore, Coastal does not intend (and is not obligated) to update publicly any forward-looking statement.

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